                                                                    Exhibit 99.1

Valuation Analysis: Actual/Target 2002                                                                           Silver Diner, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
All figures except per share data in millions                                                                                Page 1

DISCOUNTED CASH FLOW ANALYSIS:

                                                                            Year Ended December 31,
                                              2001            2002           2003          2004          2005           2006
Net sales                                  $ 31,833        $ 31,803       $ 31,803      $ 31,803      $ 31,803       $ 31,803
     % increase                                 0.7%           -0.1%           0.0%          0.0%          0.0%           0.0%

Restaurant operating margin                   6,506           7,076          6,838         6,838         6,838          6,838
     % margin                                  20.4%           22.3%          21.5%         21.5%         21.5%          21.5%

Occupancy                                     3,556           3,362          3,362         3,362         3,362          3,362
Depreciation and amortization                 1,253           1,201          1,222         1,065           985            978
Other                                           109              --             --            --            --             --
                                           ----------------------------------------------------------------------------------
   Restaurant operating income                1,587           2,513          2,253         2,411         2,491          2,497
     % margin                                   5.0%            7.9%           7.1%          7.6%          7.8%           7.9%

General and administrative                    2,873           2,684          2,684         2,684         2,684          2,684
Depreciation and amortization                   335             136            114           103            99             90
Other                                           153              --             --            --            --             --
Interest (net)                                  126             136             99            79            57             35
                                           ----------------------------------------------------------------------------------
   Pre-tax income                            (1,899)           (442)          (644)         (455)         (349)          (312)


Income taxes                                     --              --             --            --            --             --
                                           ----------------------------------------------------------------------------------
   Net income                              $ (1,899)       $   (442)      $   (644)     $   (455)     $   (349)      $   (312)
                                           ==================================================================================
     % margin                                  -6.0%           -1.4%          -2.0%         -1.4%         -1.1%          -1.0%

Tax rate                                        0.0%            0.0%           0.0%          0.0%          0.0%           0.0%

Valuation Analysis: Actual/Target 2002                        Silver Diner, Inc.
--------------------------------------------------------------------------------
All figures except per share data in millions                            Page 2

DISCOUNTED CASH FLOW ANALYSIS, Continued

                                                                              Year Ended December 31,
                                     2001     2002    2003     2004      2005     2006      2007     2008      2009    2010   2111
EBIT * (l-t)                      $ (1,774) $ (307) $ (545)  $  (376)  $ (292) $   (277) $   (277) $  (277)  $ (277) $ (277) $ (277)
Depreciation and amortization        1,588   1,337   1,336     1,168    1,083     1,068     1,068    1,068    1,068   1,068   1,068
Capital expenditures                  (426)   (348)   (376)     (426)    (426)     (426)     (426)    (426)    (426)   (426)   (426)
Change in non-cash work. cap.          631     216      63        63       42         -         -        -        -       -       -
                                  --------------------------------------------------------------------------------------------------
   Free cash flow enterprise      $     20  $  899  $  478   $   428   $  407  $    365  $    365  $   365   $  365  $  365  $  365
                                                                                                             Terminal Value   4,242
                                  $     20  $  899  $  478   $   428   $  407  $    365  $    365  $   365   $  365  $  365  $4,607

Net income                        $ (1,899) $ (442) $ (644)  $  (455)  $ (349) $   (312) $   (312) $  (312)  $ (312) $ (312) $ (312)
Depreciation and amortization        1,588   1,337   1,336     1,168    1,083     1,068     1,068    1,068    1,068   1,068   1,068
Capital expenditures                  (426)   (348)   (376)     (426)    (426)     (426)     (426)    (426)    (426)   (426)   (426)
Change in non-cash work. cap.          631     216      63        63       42         -         -        -        -       -       -
                                  --------------------------------------------------------------------------------------------------
   Free cash flow to equity       $   (106) $  763  $  378   $   349   $  349  $    330  $    330  $   330   $  330  $  330  $  330
                                                                                                             Terminal Value   1,975
                                  $   (106) $  763  $  378   $   349   $  349  $    330  $    330  $   330   $  330  $  330  $2,304

Terminal multiple                          5.4x trailing EBITDA                  2.5x trailing EBITDA
Weighted average cost of capital:                 13.33%                                 13.33%
Net present enterprise value                  $         3.80
Less debt                                     $         2.74
Plus free cash                                $         0.91
                                              --------------
Implied equity value:                         $         1.96                            $        2.78

Weighted average shares:                                11.8                                     11.8
Price per share:                              $         0.17                            $        0.24

Valuation Analysis: Actual/Target 2002                                                                            Silver Diner, Inc.
------------------------------------------------------------------------------------------------------------------------------------
All figures except per share data in millions                                                                                 Page 3


PUBLIC COMPARIBLE ANALYSIS:                                                     MERGER AND ACQUISITION ANALYSIS:
Utilizing multiple for *$25M  market capitalization                             Utilizing multiples for all completed remaining
companies                                                                       interest transactions since l/1/01

                                            TTM                Fiscal                                            TTM          Fiscal
                                          2002Act.              2002E                                          2002 Act       2002E
                                          -------               -----                                          --------       -----
EBITDA *                               $      0.54         $      1.03          EBITDA*                        $   0.54     $   1.03
   EBITDA multiple                             3.3                 3.0           EBITDA multiple                    2.5          2.2
   Equity value                        $       1.8         $       3.1           Equity value                  $    1.3     $    2.3
   Number of shares                           11.8                11.8           Number of shares                  11.8         11.8
   Price per share                     $      0.15         $      0.26           Price per share               $   0.11     $   0.20

   Enterprise value multiple                   5.6                 5.0           Enterprise value multiple          5.4          4.8
   Less debt                           $      3.18         $      3.06           Less debt                     $   3.18     $   3.06
   Plus free cash                      $      0.91         $      0.99           Plus free cash                $   0.91     $   0.99
   Equity value                        $       0.7         $       3.1           Equity value                  $    0.6     $    2.9
   Number of shares                           11.8                11.8           Number of shares                  11.8         11.8
   Price per share                     $      0.06         $      0.26           Price per share               $   0.05     $   0.25
* 2002 multiples are a 10% discount to 2001 multiples.                        * 2002 multiples are a 10% discount to 2001 multiples.
* TTM EBITDA  adjusted for all non-recurring income and expenses              * TTM EBITDA adjusted for all non-recurring income
                                                                                and expenses
                                              Price Per Share
                                            TTM                Fiscal                                          1 Month
Enterpr. Val./EBITDA multiple             2002Act.              2002E         Purchase Price Premium              34.6%
                                          -------               -----
                             4.0       $     (0.01)        $      0.17        30-Day Average Close(5/2/02)     $   0.25
                             4.5       $      0.01         $      0.22          Price per share                $   0.34
                             5.0       $      0.04         $      0.26
                             5.5       $      0.06         $      0.31
                             6.0       $      0.08         $      0.35

* means less than

Valuation Analysis: Actual/Target 2002                        Silver Diner, Inc.
--------------------------------------------------------------------------------
All figures except per share data in millions                             Page 4


LIQUIDATION VALUE ANALYSIS:

                                      03/24/2002

Furniture and fixtures, net            $ 2.15       5.0%   $ 0.11
Building and improvements, net           8.51      15.0%     1.28
Land, net                                1.74     100.0%     1.74
                                       ------              ------
                                       $12.40              $ 3.12
                                              Less debt      2.74
                                              Plus cash      1.84
                                                           ------
                                           Equity value    $ 2.22
                                       Number of shares      11.8
                                        Price per share    $ 0.19

DISCOUNTED CASH FLOW VALUATION MATRIX:

            Discount      Terminal Multiple (Enterprise Value/EBITDA)

               Rate      4.0        4.5      5.0          5.5         6.0
               10.0%   $ 0.19     $ 0.21   $ 0.22       $ 0.23      $ 0.25
               15.0%   $ 0.12     $ 0.13   $ 0.13       $ 0.14      $ 0.15
               20.0%   $ 0.07     $ 0.07   $ 0.08       $ 0.08      $ 0.09
               25.0%   $ 0.03     $ 0.03   $ 0.04       $ 0.04      $ 0.04

Valuation Analysis: Actual/Target 2002                        Silver Diner, Inc.
--------------------------------------------------------------------------------
All figures except per share data in millions                             Page 5

VALUATION SUMMARY:



                                                     Enterprise Value DCF                 Equity Value DCF
                                                   Conceptual     Intuitive           Conceptual      Intuitive
                                                      Rate           Rate                Rate            Rate
                                                  --------------    ------------    -------------   ---------------
Discounted Cash Flow Analysis:                    $      0.24       $    0.17       $    0.28       $     0.24



Public Comparable Analysis:

                                        Fiscal        TTM
                                        2002E       2002Act.
                                        -----       -------
   Enterprise value/EBITDA            $    0.26   $      0.06
   Price/EBITDA                       $    0.26   $      0.15

Merger & Acquisition Analysis:

                                        Fiscal        TTM
                                         2002E      2002Act.
                                         -----     --------
   Enterprise value/EBITDA            $    0.25   $      0.05
   Price/EBITDA                       $    0.20   $      0.11
   Purchase price premium             $    0.34


Liquidation Value Analysis:           $    0.19

VALUATION SUMMARY:                                            Silver Diner, Inc.
--------------------------------------------------------------------------------
All figures except per share data in millions                             Page 6

CALCULATION OF DISCOUNT RATE:

                                          Yield
                     Debt 1     $   220    4.75%  (same as after tax cost of debt)        Weighted avg. rate on debt:  5.22%
                     Debt 2       2,960    5.25%  (same as after tax cost of debt)
     Market value of equity       3,293   13.68%
                                -------
              Total Capital     $ 6,473

Beta of SLVR.OB                    0.12
Industry Beta (4/l6/02)            0.68

After Tax Return on Equity = Risk Free Rate + Beta * (Return on Market - Risk Free Rate) =      13.68%

Risk Free Rate = 10-year Treasury  5.26%

Return on Market = S&P Small Cap Index, average of 1 year and annualized 3 month returns =      17.64%

Weighted Average Cost of Capital = Debt 1 * (Debt l/Total Capital)* Rate on Debt 1 + Debt 2 * (Debt 2/Total Capital)*
                                   Rate on Debt 2 + Market Value of Equity * (Market Value of Equity/Total Capital)* After
                                   Tax Return on Equity =               9.52%

Illiquidity Discount =             40.0%

Intuitive WACC =                  13.33%

Merger and Acquisition Analysis                               Silver Diner, Inc.
--------------------------------------------------------------------------------
l/1/99 to Present; Disclosed Transaction Values Only (1)

                                                                                                                   % of    Implied
                                                                                            Closing  Transaction  Target   Company
Target Full Name                                             Acquiror Full Name              Date     Value($M]  Acquired Value ($M)
----------------                                             ------------------              ----     ---------  -------- ----------
Spaghetti Warehouse Inc.                                     Consolidated Restaurant
                                                               Companies, Inc.              01/25/99  $   51.0    100.0   $   51.0
Pizza Hut, Inc. (99 Pizza Hut Units)                         NPC International, Inc.        02/04/99      31.0    100.0       31.0
Avado Brands, Inc. (13 Applebee's Grill & Bar restaurants)   Neighborhood Hospitality,
                                                               Inc.                         02/26/99      23.5        -          -
The Moody Company (10 Popeyes Chicken Stores)                Interfoods of America Inc.     03/10/99       9.6    100.0        9.6
Chicago Pizza & Brewery, Inc. (1.25M Common Shares)          Assi, Inc.                     03/22/99       1.0     16.3        6.1
Avado Brands, Inc. (8 Applebee's restaurants)                Whit-Mart Inc                  03/29/99      11.5    100.0       11.5
Piccadilly Cafeterias Inc. (7 Ralph & Kacoo's)               Cobb Investment Co.            03/30/99      21.0    100.0       21.0
Applebee's International (Rio Bravo Cantina & 4 restr.)      Chevys, Inc.                   04/13/99      59.0    100.0       59.0
Applebee's International Inc. (4 specialty restaurants)      Specialty Restaurant
                                                               Development LLC              04/26/99      12.0    100.0       12.0
Classic Restaurants International Inc.                       Investors (Mr. James Robert
                                                               Shaw)                        06/22/99       0.4    100.0        0.4
Western Sizzlin Corp.                                        Austins Steaks & Saloon Inc.   07/01/99       3.4    100.0        3.4
La Salsa Holding Company                                     Santa Barbara Restaurant
                                                               Group, Inc.                  07/16/99      18.9    100.0       18.9
Rally's Hamburgers Inc                                       Checkers Drive-In Restaurants
                                                               Inc                          08/10/99     167.8    100.0      167.8
Rascals Enterprises, Inc. (3 restaurants)                    Porter McLeod National
                                                               Retail, Inc.                 08/16/99       3.4    100.0        3.4
Rock Bottom Restaurants Inc.(remaining 72% interest)         Investors                      08/18/99      58.0     72.0       80.6
Haru Holding Corp. (80% equity interest)                     Benihana, Inc.                 08/20/99      10.2     80.0       12.8
Host Marriott Services Corp.                                 Autogrill SpA                  09/02/99     989.1    100.0      989.1
New York Burrito                                             Wrapsters Inc.                 09/27/99      10.0    100.0       10.0
Miami Subs Corp. (remaining 70% interest)                    Nathan's Famous, Inc.          10/01/99      14.9     70.0       21.3
Claremont Restaurant Group                                   Carousel Capital Partners,
                                                               L.P.                         l0/12/99      50.0    100.0       50.0
Chi-Co, Inc. (21 Arby's, 6 Dunkin Donuts, 2 Pizza Hut Exp.)  Captec Financial Group, Inc.   1l/03/99      14.7        -          -
Marie Callender's Restaurants and Bakery                     Castle Harlan Inc. (merchant
                                                               bank)                        1l/15/99     150.0    100.0      150.0
Checkers Drive-in Restaurants, Inc. (36 Rally's/6 Checkers)  Great Lakes Restaurant
                                                               Company, LLC                 1l/30/99      15.6        -          -
Furr's/Bishop's, Inc. (16.8% Interest)                       Grace Brothers, Ltd.
                                                               (securities brokers)         12/20/99      22.2     16.8      132.0
Checkers Drive-In Restaurants, Inc. (13 Rally's restaurants) Hjk LLC                        12/28/99       3.7    100.0        3.7
Checkers Drive-In Restaurants, Inc. (9 properties)           Franchise Finance Corp.
                                                               of America                   12/28/99       3.6    100.0        3.6
Advantica Restaurant Group, Inc. (El Pollo Loco business)    American Securities Capital
                                                               Partners, L.P.               12/29/99     128.0        -          -
Triangle Toledo, Inc.                                        Barrett T B Inc.               01/0l/00      16.5    100.0       16.5
Ellis Enterprises Inc. (37 Popeyes restaurants)              Interfoods of America Inc.     0l/24/00      34.0        -          -
TAM Restaurants, Inc. ($2M Investment)                       Investors                      02/08/00       2.0     22.2        9.0
Checkers Drive-In Restaurants, Inc. (62 restaurants)         Titan Holdings, Inc            03/30/00      10.3        -          -
Rainforest Cafe Inc. (1.7% Stake)                            State of Wisconsin Investment
                                                               Board                        05/20/00       1.3      1.7       73.5
Boston Chicken Inc. (Boston Market unit)                     McDonald's Corp.               05/26/00     173.5    100.0      173.5
Stoney River Legendary Steaks (2 units)                      O'Charley Inc.                 05/26/00      15.7    100.0       15.7
TCBY Enterprises, Inc.                                       Capricorn Investors III,  L.P. 06/0l/00     137.3    100.0      137.3

Merger and Acquisition Analysis                               Silver Diner, Inc.
--------------------------------------------------------------------------------
l/1/99 to Present; Disclosed Transaction Values Only (1)

                                                                                                                   % of    Implied
                                                                                            Closing  Transaction  Target   Company
Target Full Name                                         Acquiror Full Name                   Date    Value ($M) Acquired Value ($M)
----------------                                         ------------------                   ----    ---------- -------- ----------
Red Robin International ($25M Investment)                Quad-C Partners V, L.P.            06/l3/00      25.0          -          -
Nathan's Famous, Inc. (5% stake)                         Steel Partners II LP               06/28/00       1.2        5.0       24.0
Dean Vlahos (2 Champps Resturants)                       Champps Entertainment Inc.         06/29/00       5.7      100.0        5.7
Checkers Drive-In Restaurants, Inc. (51 Rally's)         Altes, LLC                         06/30/00      16.4      100.0       16.4
Cami's Seafood & Pasta                                   CamFam, Inc.                       07/05/00       1.3      100.0        1.3
CKE Restaurants, Inc. (48 Hardee's Restaurants)          Doro Inc.                          08/07/00      13.5          -          -
Oscar's Restaurants (82% interest)                       Sizzler International Inc.         08/3l/00      24.1       82.0       29.4
RMS Family Restaurants (71 Popeye's/2 Church's Chicken)  Interfoods of America Inc.         09/l9/00      48.4          -          -
Buffets, Inc                                             Caxton-Iseman Capital, Inc.        10/02/00     575.4      100.0      575.4
JB's Family Restaurants, Inc.                            Management Group (Led by
                                                             CEO Lynn Whiteford)            1l/14/00      19.8      100.0       19.8
Ruby Tuesday Inc. (American Cafe and Tia's Tex-Mex.)     Management Group (Led by
                                                             James CarMichael)              1l/21/00      59.0      100.0       59.0
Rainforest Cafe Inc. (remaining 95.5% stake)             Landry's Seafood Restaurants, Inc. 12/01/00      70.8       95.5       74.1
Mitzel's American Kitchen.                               Elmers Restaurants, Inc.           12/14/00       1.6      100.0        1.6
Planet Hollywood International, Inc. (3.7% Stake)        Star East Holdings Ltd             12/15/00       0.7        3.7       19.2
Taco Cabana, Inc.                                        Carrols Corporation                12/20/00     146.9      100.0      146.9
Lyon's Restaurants, Inc.                                 Investor Group (Led by Amber Lao)  01/13/01      16.2          -          -
Ausmac, Inc. (specialty frozen bread company)            Lancaster Colony Corporation       03/26/01      15.0      100.0       15.0
Piccadilly Cafeterias, Inc. (12 Piccadilly Cafeteria)    US Realty Advisors LLC             04/02/O1      20.0          -          -
NE Restaurant Company Inc. (47 franchised restaurants)   Brinker International Inc.         04/12/01      93.0          -          -
Friendly Ice Cream Corporation (31 restaurants)          J&B Restaurant Partners
                                                             Holding Company                04/16/01      20.0          -          -
Triad Restaurant Group, LLC                              Wendelta, Inc.                     04/26/O1      40.5      100.0       40.5
RTM Restaurant Group, Inc. (21 Arby's Restaurants)       I.C.H. Corp.                       05/01/01      18.3          -          -
Advantica Restaurant Group, Inc. (6.2% Common Shares)    Investors (Maurice Halperin)       05/16/01       6.5        6.2      104.8
Taco Bueno Restaurants, Inc                              Jacobson Partners LP               06/13/01      72.5      100.0       72.5
Undisclosed Divestor (Peerce's Plantation)               Monarch Services, Inc.             06/19/01       1.9          -          -
11 Fomaio (America) Corporation                          Bruckmann, Rosser, Sherrill
                                                             & Co. LLC                      07/17/01      69.7      100.0       69.7
Uno Restaurant Corp. (remaining 38% interest)            Management Group (Led by
                                                             Aaron Spencer)                 08/01/01      40.5       38.0      106.6
Pancho's Mexican Buffet, Inc. (remaining 90.4% stake)    Pancho's Restaurant                08/01/01       6.8      100.0        6.8
Grill Concepts Inc. (32% Interest)                       Starwood Hotels & Resorts
                                                             Worldwide, Inc.                08/01/01       2.8       32.0        8.8
McCormick & Schmick's                                    Castle Harlan/Bruckmann, Rosser,
                                                             Sherrill & Co                  08/22/Ol     123.5      100.0      123.5
NPC International, Inc. (remaining 35% Stake)            Management (CEO O, Gene Bicknell)  09/04/01      88.3       35.0      252.2
PJ America, Inc. (remaining 60% stake)                   Management (Douglas
                                                             Stephens/Richard Sherman)      09/04/01      22.7       60.0       37.8
Custom Food Franchise Group Inc.                         Redneck Foods Inc.                 09/05/01       1.0      100.0        1.0
Brendamour Group Inc. (Mill Street Manor)                SonRise Bookstores Inc.            09/06/O1       0.4          -          -
Undisclosed Divestor (Love's BBQ restaurant & territory) Redneck Foods Inc.                 09/07/01       0.3          -          -

Merger and Acquisition Analysis                               Silver Diner, Inc.
--------------------------------------------------------------------------------
l/1/99 to Present; Disclosed Transaction Values Only (1)

                                                                                                                  % of    Implied
                                                                                            Closing Transaction  Target   Company
Target Full Name                                   Acquiror Full Name                         Date    Value ($M) Acquired Value ($M)
----------------                                   ------------------                         ----    ---------- -------- ----------
Checkers Drive-In Restaurants Inc (10 Checkers)    FHG Acquistion LLC                        10/18/01       13.0       -          -
Applebee's International Inc (73 restaurants)      Apple American Group LLC                  12/10/01      200.0       -          -
Quizno's Corp (remaining 32% interest)             Schaden Acquisition Co.                   12/21/01        6.4    33.0       19.3
Undisclosed Divestor (9 Vinny Testa restaurants)   Buca Inc.                                 01/15/01       18.5       -          -
Blimpie International Inc                          Investor Group (led by Jeffrey Endervelt) 01/15/02       26.0   100.0       26.0
Morton's Restaurant Group                          Castle Harlan                             Pending        52.7   100.0       52.7
Santa Barbara Restaurant Group Inc                 CKE Restaurants Inc                       Pending        51.5   100.0       51.5
Interfoods of America Inc (remaining 49% interest) Management (Robert S. Berg/Steven M.
                                                        Wemple)                              Pending         3.8    49.0        7.8
                                                                                                     -------------------------------
                                                                                            Average:   $    55.3    81.4   $   73.2
                                                                                             Median:   $    18.4   100.0   $   22.7

                                                          Purchases of remaining interests: Average:   $    36.6    47.8   $   84.0
                                                                                             Median:   $    31.6    43.5   $   59.2

                                                                     Enterprise value*$25M: Average:   $     8.6    60.6   $   13.8
                                                                                             Median:   $     3.4    70.0   $    9.0

                                                                             Revenues*$50M: Average:   $    10.1    56.1   $   16.6
                                                                                             Median:   $     4.9    51.5   $   19.1

                                                                              Since 1/1/01: Average:   $    36.9    73.7   $   58.6
                                                                                             Median:   $    19.3   100.0   $   40.5

                                             Purchases of remaining interests since 1/1/01: Average:   $    32.3    43.0   $   84.7
                                                                                             Median:   $    22.7    38.0   $   37.8

(1) Does not include acquisitions of contract feeders.

* Denotes Less than

Merger and Acquisition Analysis                               Silver Diner, Inc.
--------------------------------------------------------------------------------
l/1/99 to Present; Disclosed Transaction Value Only

                                                     Acquiror Target ----------------TARGET FINANCIAL INFORMATION ($M)--------------
                                   Enterprise    Public  Public  Cash & Current L-T                         Op. Cash    Net     Book
Target Full Name                   Value ($M)    Status  Status  Equiv   Debt   Debt  Revenues   EBITDA       Flow    Income   Value
----------------                   ----------    ------  ------  ------  ----   ----  --------   ------       ----    ------   -----
Spaghetti Warehouse Inc.              $  56.4       PVT     PUB    0.9     1.8    4.5      67.7       5.5       4.7     0.8    47.3
Pizza Hut, Inc.                             -       PUB     SUB      -       -      -         -         -         -       -       -
Avado Brands, Inc.                          -       PVT      NA      -       -      -         -         -         -       -       -
The Moody Company                           -       PUB      NA      -       -      -         -         -         -       -       -
Chicago Pizza & Brewery, Inc.             7.3       PVT     PUB    1.5     0.6    2.1      30.1       2.1       1.8     0.1    11.9
Avado Brands, Inc.                          -       PVT      NA      -       -      -         -         -         -       -       -
Piccadilly Cafeterias Inc.                  -       PVT     SUB      -       -      -         -         -         -       -       -
Applebee's International                    -       PVT      NA      -       -      -         -         -         -       -       -
Applebee's International Inc.               -       PVT     PUB      -       -      -         -         -         -       -       -
Classic Restaurants International           -        NA     SUB      -       -      -         -         -         -       -       -
Western Sizzlin Corp.                     5.2       PUB     PVT    0.0     1.3    0.5       9.3       0.3       0.2    -0.4     1.7
La Salsa Holding Company                 23.7       PUB     PVT    0.8     1.0    4.6      32.5       1.8       1.1    -0.3   -21.3
Rally's Hamburgers Inc                  218.1       PUB     PUB   11.6     1.7   60.3     145.0      13.5       4.5    -6.1    33.3
Rascals Enterprises, Inc.                   -       PUB     PVT      -       -      -         -         -         -       -       -
Rock Bottom Restaurants Inc.             96.0        NA     PUB   -0.7    12.6    2.1     167.2      17.3      12.6     3.8    66.9
Haru Holding Corp.                          -       PUB     PVT      -       -      -         -         -         -       -       -
Host Marriott Services Corp.           1368.9       PUB     PUB   27.5     1.2  406.1   1,409.2     120.4     118.5    23.1       -
New York Burrito                            -       PUB     PVT      -       -      -         -         -         -       -       -
Miami Subs Corp.                         23.1       PUB     PUB    4.3     1.0    5.2      23.5       3.1         -     0.8    16.6
Claremont Restaurant Group                  -       PVT     SUB      -       -      -         -         -         -       -       -
Chi-Co, Inc.                                -       PVT     PVT      -       -      -         -         -         -       -       -
Marie Callender's                           -       PVT     PVT      -       -      -         -         -         -       -       -
Checkers Drive-in Restaurants               -       PVT      NA      -       -      -         -         -         -       -       -
Furr's/Bishop's, Inc.                   187.5       PVT     PUB    5.2     5.5   55.2     188.1      18.1      41.6    31.3    -9.2
Checkers Drive-In Restaurants               -       PVT      NA      -       -      -         -         -         -       -       -
Checkers Drive-In Restaurants               -       PUB      NA      -       -      -         -         -         -       -       -
Advantica Restaurant Group                  -       PVT      NA      -       -      -         -         -         -       -       -
Triangle Toledo, Inc.                       -       PVT     SUB      -       -      -         -         -         -       -       -
Ellis Enterprises Inc.                      -       PUB      NA      -       -      -         -         -         -       -       -
TAM Restaurants, Inc.                    10.4        NA     PUB    0.1     0.2    1.2      19.2       1.9       0.8    -0.3     2.5
Checkers Drive-In Restaurants               -       PUB     PUB      -       -      -         -         -         -       -       -
Rainforest Cafe Inc.                     49.6       GOV     PUB   23.9       -      -     264.1      22.3      21.4     1.4   201.3
Boston Chicken Inc.                         -       PUB      NA      -       -      -         -         -         -       -       -
Stoney River Legendary Steaks               -       PUB     PVT      -       -      -         -         -         -       -       -
TCBY Enterprises, Inc.                  126.8       PVT     PUB   14.2     2.5    1.3     109.7      13.8      10.1     6.9    79.1

Merger and Acquisition Analysis                               Silver Diner, Inc.
--------------------------------------------------------------------------------
l/1/99 to Present; Disclosed Transaction Values Only

                                             Acquiror Target  -----------------TARGET FINANCIAL INFORMATION ($M)--------------------
                                 Enterprise  Public   Public   Cash &   Current    L-T                      Op. Cash   Net    Book
Target Full Name                 Value ($M)  Status   Status   Equiv.     Debt     Debt   Revenues   EBITDA   Flow    Income  Value
----------------                 ----------  ------   ------   ------     ----     ----   --------   ------   ----    ------  -----
Red Robin International                  -      PVT      PVT        -         -       -          -        -        -       -      -
Nathan's Famous, Inc.                 22.0      PVT      PUB      5.4       0.3     3.1       38.5      1.3      0.1    -1.3   33.3
Dean Vlahos                              -      PUB      PVT        -         -       -          -        -        -       -      -
Checkers Drive-In Restaurants            -      PVT      NA         -         -       -          -        -        -       -      -
Catni's Seafood & Pasta                  -      PVT      SUB        -         -       -          -        -        -       -      -
CKE Restaurants, Inc.                    -      PVT      NA         -         -       -          -        -        -       -      -
Oscar's Restaurants                   31.0      PUB      PVT      2.9       1.7     2.8       24.1      0.0      0.0    -0.7   -0.1
RMS Family Restaurants                   -      PUB      PVT        -         -      -           -        -        -       -      -
Buffets, Inc                         524.3      PVT      PUB     92.6         -    41.5      961.8    113.6     86.8    45.6  319.8
JB's Family Restaurants, Inc.            -      PVT      SUB        -         -       -          -        -        -       -      -
Ruby Tuesday Inc.                        -      PVT      NA         -         -       -          -        -        -       -      -
Rainforest Cafe Inc.                  56.1      PUB      PUB     18.0         -       -      264.4    -84.8    -82.0  -101.7  109.2
Mitzel's American Kitchen.               -      PUB      PVT        -         -       -          -        -        -       -      -
Planet Hollywood International        70.8      PUB      PUB     11.4       0.3    62.7      185.4   -111.4   -114.0  -126.3   34.8
Taco Cabana, Inc.                    188.5      PVT      PUB      0.3       4.3    37.6      169.8     25.4     18.1    20.6   57.5
Lyon's Restaurants, Inc.                 -      PVT      SUB        -         -       -          -        -        -       -      -
Ausmac, Inc.                             -      PUB      PVT        -         -       -          -        -        -       -      -
Piccadilly Cafeterias, Inc.              -      PVT      NA         -         -       -          -        -        -       -      -
NE Restaurant Company Inc.               -      PUB      NA         -         -       -          -        -        -       -      -
Friendly Ice Cream Corporation           -      PVT      NA         -         -       -          -        -        -       -      -
Triad Restaurant Group, LLC              -      PVT      SUB        -         -       -          -        -        -       -      -
RTM Restaurant Group, Inc.               -      PUB      NA         -         -       -          -        -        -       -      -
Advantica Restaurant Group           729.8      NA       PUB      4.1       0.9    628.1   1,129.9    160.9     74.4   -72.7 -259.6
Taco Bueno Restaurants, Inc              -      PVT      SUB        -         -       -          -        -        -       -      -
Undisclosed Divestor                     -      PUB      NA         -         -       -          -        -        -       -      -
II Fornaio (America) Corporation      64.9      PVT      PUB      4.9         -       -      117.4     10.7      8.6     3.5   45.8
Uno Restaurant Corp.                 158.4      PVT      PUB      1.5       4.0    49.3      228.7     33.2     27.3    11.3   83.8
Pancho's Mexican Buffet, Inc.          7.1      PVT      PUB      0.5       0.7     0.1       54.8      0.5      0.5    -1.4   10.9
Grill Concepts Inc.                   12.1      PUB      PUB      0.1       1.0     2.4       48.1      2.0      1.5     0.1    3.8
McCormick & Schmick's                129.8      PVT      PVT        -       6.3       -      162.4     20.4        -       -      -
NPC International, Inc.              442.3      PVT      PUB      4.4         -   194.5      481.0     74.3     62.7    21.5  164.1
PJ America, Inc                       39.5      PVT      PUB      2.4         -     4.0      111.1      0.2      1.6    -2.6   28.3
Custom Food Franchise Group              -      PUB      PVT        -         -       -          -        -        -       -      -
Brendamour Group Inc.                    -      PVT      NA         -         -       -          -        -        -       -      -
Undisclosed Divestor                     -      PUB      NA         -         -       -          -        -        -       -      -

Merger and Acquisition Analysis                                                                                  Silver Diner, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
l/1/99 to Present; Disclosed Transaction Values Only

                                               Acquiror  Target *------------------TARGET FINANCIAL INFORMATION ($M)---------------*
                                    Enterprise  Public   Public   Cash &   Current  L-T                     Op. Cash   Net    Book
Target Full Name                    Value ($M)  Status   Status   Equiv.     Debt   Debt  Revenues  EBITDA    Flow   Income  Value
----------------                    ----------  ------   ------   -----      ----   ----  --------  ------    ----   ------  -----
Checkers Drive-In Restaurants Inc            -     PVT       NA        -        -      -         -       -        -       -       -
Applebee's International Inc                 -     PVT       NA        -        -      -         -       -        -       -       -
Quizno's Corp                             45.7     PVT      PUB      2.8      1.6   27.6      48.9    10.8     11.3    -0.9    -5.9
Undisclosed Divestor                         -     PUB       NA        -        -      -         -       -        -       -       -
Blimpie International Inc                 18.3     PVT      PUB      7.6        -      -      31.1     1.9      2.1     0.6    18.6
Morton's Restaurant Group                152.6     PVT      PUB      4.8      4.5  100.2     237.1    16.9     10.0     1.0    -0.2
Santa Barbara Restaurant Group            55.1     PUB      PUB      1.6      1.6    3.6      91.1     7.9        -     2.7    49.4
Interfoods of America Inc                103.3     PVT      PUB      2.4      6.1   91.7     152.1    16.4      6.3     1.0     3.8
                                    ----------                   ------------------------------------------------------------------
                         Average:   $    162.1                   $   8.3   $  2.0 $ 57.8  $  225.9  $ 16.8  $  11.9  $ (4.6) $ 38.9
                          Median:         56.4                       2.9   $  1.0 $  4.0  $  117.4  $ 10.7  $   5.5  $  0.7  $ 28.3

    Remaining Interest - Average:   $    147.5                   $   2.1   $  4.1 $ 61.5  $  198.1  $ 25.4  $  20.3  $  5.7  $ 56.8
                          Median:         99.6                   $   2.4   $  2.8 $ 38.5  $  159.6  $ 16.8  $  12.0  $  2.4  $ 47.6

      Ent. Val. * $25M - Average    $     14.4                   $   2.3   $  0.7 $  2.1  $   31.9  $  1.7  $   1.0  $ (0.2) $  8.7
                          Median:   $     12.1                   $   0.8   $  0.7 $  2.1  $   31.1  $  1.9  $   1.0  $ (0.3) $ 10.9

        Revenue * $50M - Average:   $     19.9                   $   2.6   $  0.9 $  5.0  $   30.5  $  2.5  $   2.1  $ (0.2) $  6.1
                          Median:         20.2                   $   2.2   $  1.0 $  2.6  $   30.6  $  1.9  $   1.1  $ (0.3) $  3.1

          Since l/1/01 - Average:   $    150.7                   $   2.8   $  2.0 $ 84.7  $  222.6  $ 27.4  $  18.8  $ (3.0) $ 11.9
                          Median:         64.9                   $   2.4   $  1.0 $  4.0  $  117.4  $ 10.8  $   8.6  $  0.8  $ 14.7

       RI since l/1/01 - Average:   $    157.8                   $   2.7   $  2.3 $ 73.4  $  204.3  $ 27.0  $  21.9  $  6.0  $ 54.8
                          Median:        103.3                   $   2.4   $  1.6 $ 49.3  $  152.1  $ 16.4  $  11.3  $  1.0  $ 28.3

*means less than

Merger and Acquisition Analysis                               Silver Diner, Inc.
--------------------------------------------------------------------------------
l/1/99 to Present; Disclosed Transaction Values Only

                                                                                                                        Premium (%)
                        ----------IMPLIED COMPANY VALUE TO:---------  -----------ENTERPRISE VALUE TO:-------------        Prior to
                                              Op. Cash    Net    Book                      Op. Cash     Net     Book     Announcem.
Target Full Name        Revenues   EBITDA      Flow      Income  Value  Revenues  EBITDA     Flow     Income   Value      1 Month
----------------        --------   ------      ----      ------  -----  --------  ------     ----     ------   -----      -------
Spaghetti Warehouse          0.8       9.3     11.0       64.4   1.1         0.8     10.3      12.1     71.3     1.2           2.4
Pizza Hut, Inc.                -         -        -          -     -           -        -         -        -       -             -
Avado Brands, Inc.             -         -        -          -     -           -        -         -        -       -             -
The Moody Company              -         -        -          -     -           -        -         -        -       -             -
Chicago Pizza & Brew.        0.2       2.9      3.4       72.2   0.5         0.2      3.5       4.0     85.5     0.6         -52.6
Avado Brands, Inc.             -         -        -          -     -           -        -         -        -       -             -
Piccadilly Cafeterias          -         -        -          -     -           -        -         -        -       -             -
Applebee's Intl.               -         -        -          -     -           -        -         -        -       -             -
Applebee's Intl.               -         -        -          -     -           -        -         -        -       -             -
Classic Restaurants            -         -        -          -     -           -        -         -        -       -             -
Western Sizzlin Corp.        0.4      11.9     20.9         nm   2.0         0.6     17.9      31.5       nm     3.0             -
La Salsa Holding Co.         0.6      10.2     17.2         nm    nm         0.7     12.8      21.5       nm      nm             -
Rally's Hamburgers           1.2      12.4     36.9         nm   5.0         1.5     16.1      48.0       nm     6.6         976.9
Rascals Enterprises            -         -        -          -     -           -        -         -        -       -             -
Rock Bottom Rest.            0.5       4.7      6.4       21.5   1.2         0.6      5.6       7.6     25.6     1.4          86.0
Haru Holding Corp.             -         -        -          -     -           -        -         -        -       -             -
Host Marriott Services       0.7       8.2      8.3       42.8     -         1.0     11.4      11.6     59.3       -         111.8
New York Burrito               -         -        -          -     -           -        -         -        -       -             -
Miami Subs Corp.             0.9       6.9                27.3   1.3         1.0      7.4         -     29.6     1.4         346.4
Claremont Rest. Gp.            -         -        -          -     -           -        -         -        -       -             -
Chi-Co, Inc.                   -         -        -          -     -           -        -         -        -       -             -
Marie Callender's              -         -        -          -     -           -        -         -        -       -             -
Checkers Drive-in Rest.        -         -        -          -     -           -        -         -        -       -             -
Furr's / Bishop's, Inc.      0.7       7.3      3.2        4.2    nm         1.0     10.3       4.5      6.0      nm         332.6
Checkers Drive-In Rest.        -         -        -          -     -           -        -         -        -       -             -
Checkers Drive-In Rest.        -         -        -          -     -           -        -         -        -       -             -
Advantica Rest. Gp.            -         -        -          -     -           -        -         -        -       -             -
Triangle Toledo, Inc.          -         -        -          -     -           -        -         -        -       -             -
Ellis Enterprises Inc.         -         -        -          -     -           -        -         -        -       -             -
TAM Restaurants              0.5       4.7     10.6         nm   3.5         0.5      5.4      12.3       nm     4.1          -8.6
Checkers Drive-In Rest.        -         -        -          -     -           -        -         -        -       -             -
Rainforest Cafe Inc.         0.3       3.3      3.4       52.3   0.4         0.2      2.2       2.3     35.3     0.2         -15.4
Boston Chicken Inc.            -         -        -          -     -           -        -         -        -       -             -
Stoney River Steaks            -         -        -          -     -           -        -         -        -       -             -
TCBY Enterprises             1.3       9.9     13.6       19.8   1.7         1.2      9.2      12.5     18.3     1.6          62.7

Merger and Acquisition Analysis                               Silver Diner, Inc.
--------------------------------------------------------------------------------
l/1/99 to Present; Disclosed Transaction Values Only

                                                                                                                        Premium (%)
                        ----------IMPLIED COMPANY VALUE TO:---------  -----------ENTERPRISE VALUE TO:-------------        Prior to
                                              Op. Cash    Net    Book                      Op. Cash     Net     Book     Announcem.
Target Full Name        Revenues   EBITDA      Flow      Income  Value  Revenues  EBITDA     Flow     Income   Value      1 Month
----------------        --------   ------      ----      ------  -----  --------  ------     ----     ------   -----      -------
Red Robin Intl.                -         -        -          -     -           -        -         -        -       -             -
Nathan's Famous              0.6      17.9       nm         nm   0.7         0.6     16.4        nm       nm     0.7          33.0
Dean Vlahos                    -         -        -          -     -           -        -         -        -       -             -
Checkers Drive-In Rest.        -         -        -          -     -           -        -         -        -       -             -
Cami's Seafood & Pasta         -         -        -          -     -           -        -         -        -       -             -
CKE Restaurants                -         -        -          -     -           -        -         -        -       -             -
Oscar's Restaurants          1.2        nm       nm         nm    nm         1.3       nm        nm       nm      nm             -
RMS Family Rest.               -         -        -          -     -           -        -         -        -       -             -
Buffets, Inc                 0.6       5.1      6.6       12.6   1.8         0.5      4.6       6.0     11.5     1.6          27.4
JB's Family Rest.              -         -        -          -     -           -        -         -        -       -             -
Ruby Tuesday Inc.              -         -        -          -     -           -        -         -        -       -             -
Rainforest Cafe Inc.         0.3        nm       nm         nm   0.7         0.2       nm        nm       nm     0.5          44.4
Mitzel's Am. Kit.              -         -        -          -     -           -        -         -        -       -             -
Planet Hollywood Intl.       0.1        nm       nm         nm   0.6         0.4       nm        nm       nm     2.0          27.4
Taco Cabana, Inc.            0.9       5.8      8.1        7.1   2.6         1.1      7.4      10.4      9.2     3.3         109.6
Lyon's Restaurants             -         -        -          -     -           -        -         -        -       -             -
Ausmac, Inc.                   -         -        -          -     -           -        -         -        -       -             -
Piccadilly Cafeterias          -         -        -          -     -           -        -         -        -       -             -
NE Restaurant Co.              -         -        -          -     -           -        -         -        -       -             -
Friendly Ice Cream             -         -        -          -     -           -        -         -        -       -             -
Triad Restaurant Gp.           -         -        -          -     -           -        -         -        -       -             -
RTM Restaurant Gp.             -         -        -          -     -           -        -         -        -       -             -
Advantica Rest. Gp.          0.1       0.7      1.4         nm    nm         0.6      4.5       9.8       nm      nm             -
Taco Bueno Rest.               -         -        -          -     -           -        -         -        -       -             -
Undisclosed Divestor           -         -        -          -     -           -        -         -        -       -             -
11 Fornaio                   0.6       6.5      8.1       20.1   1.5         0.6      6.1       7.6     18.7     1.4          33.3
Uno Restaurant Corp.         0.5       3.2      3.9        9.4   1.3         0.7      4.8       5.8     14.0     1.9          34.5
Pancho's Mex Buffet          0.1      14.6     14.5         nm   0.6         0.1     15.2      15.1       nm     0.6          31.4
Grill Concepts Inc.          0.2       4.3      5.7       65.0   2.4         0.3      5.9       7.9     89.3     3.2             -
McCormick & Schmick's        0.8       6.1        -          -     -         0.8      6.4         -        -       -             -
NPC International            0.5       3.4      4.0       11.7   1.5         0.9      6.0       7.0     20.6     2.7          38.9
PJ America, Inc.             0.3        nm     23.6         nm   1.3         0.4       nm      24.6       nm     1.4          34.6
Custom Food Fran               -         -        -          -     -           -        -         -        -       -             -
Brendamour Group               -         -        -          -     -           -        -         -        -       -             -
Undisclosed Divestor           -         -        -          -     -           -        -         -        -       -             -

Merger and Acquisition Analysis                                Silver Diner Inc.
--------------------------------------------------------------------------------
l/1/99 to Present; Disclosed Transaction Values Only

                                                                                                                        Premium (%)
                         --------------IMPLIED COMPANY VALUE TO:-------   ----------ENTERPRISE VALUE TO:--------------    Prior to
                                             Op. Cash     Net      Book                       Op. Cash   Net      Book   Announcem.
Target Full Name         Revenues   EBITDA     Flow     Income    Value   Revenues   EBITDA     Flow   Income    Value    1 Month
----------------         --------   ------     ----     ------    -----   --------   ------     ----   ------    -----    -------
Checkers Drive-In Rest.         -        -         -         -        -          -        -        -        -         -         -
Applebee's Intl.                -        -         -         -        -          -        -        -        -         -         -
Quizno's Corp                 0.4      1.8       1.7        nm       nm        0.9      4.2      4.0       nm        nm      19.4
Undisclosed Divestor            -        -         -         -        -          -        -        -        -         -         -
Blimpie International         0.8     13.8      12.2      41.0      1.4        0.6      9.7      8.6     28.9       1.0      62 8
Morton's Restr.               0.2      3.1       5.3      53.3       nm        0.6      9.0     15.3       nm        nm      26.2
Santa Barbara Rest.           0.6      6.5         -      18.8      1.0        0.6      7.0        -     20.1       1.1      47.7
Interfoods of America         0.1      0.5       1.2       7.8      2.0        0.7      6.3     16.4       nm        nm      45.0
                         --------------------------------------------------------------------------------------------------------

               Average:      0.54     6.85      9.64     30.64     1.57       0.68     8.36    12.78    33.95      1.89     98.32
                Median:      0.52     6.05      7.37     20.79     1.34       0.64     6.95    10.11    23.07      1.43     34.62

   Rem. Int. - Average:      0.38     2.71      6.81     12.62     1.48       0.69     5.36    10.92    20.06      1.85     43.08
                Median:      0.43     3.21      3.96     10.59     1.34       0.69     5.56     7.34    20.57      1.66     36.78

   EV * $25M - Average:      0.48     9.69     12.07     51.37     1.56       0.51    10.48    14.41    58.34      1.83     68.75
                Median:      0.47    10.23     12.19     52.99     1.34       0.56     9.75    12.27    57.56      1.19     32.22

  Rev * $50M - Average:      0.58     8.26     10.25     51.37     1.69       0.67     9.26    12.84    58.34      2.00     66.74
                Median:      0.53     6.86     10.63     52.99     1.40       0.58     7.44     8.61    57.56      1.40     26.19

Since l/1/01 - Average:      0.40     5.37      7.43     28.40     1.46       0.60     7.09    11.10    31.94      1.67     37.38
                Median:      0.39     3.86      5.29     19.45     1.40       0.64     6.20      8.6    20.34      1.41     34.55

   RI l/1/01 - Average:      0.36     2.22      6.90      9.67     1.55       0.72     5.31    11.58    17.30      1.99     34.49
                Median:      0.39     2.49      3.90      9.45     1.44       0.69     5.36     7.05    17.30      1.89     34.62

* denotes less than

Public Comparable Analysis                                   Silver Diner, Inc.
-------------------------------------------------------------------------------
Sources: Yahoo Finance, Multex Investor

                                     Price       52-Week          Market    Enterprise   Trailing Twelve Month(in Mil):
                                    4/22/01   High      Low     Cap.(Mill)     Value      Sales    EBITDA     Net Income
                                    -------   ----      ---     ----------     -----      -----    ------     ----------
(Market Capitalization ** $1.0B
Krispy Kreme Doughnuts (KKD)*       $ 37.40  $ 46.90 $ 19.30    $  2,023.3    1,996.l    $ 394.4   $  42.0     $ 26.4
Cheesecake Factory (CAKE)*            40.15    40.99   19.92       1,947.3    1,924.3      568.8      72.9       41.5
Ruby Tuesday (RI)*                    25.32    25.68   13.79       1,633.1    1,641.4      817.3     108.9       54.2
Applebee's International (APPB)       36.26    38.12   23.81       1,348.9    1,400.7      744.3     118.3       65.7
CEC Entertainment (CEC)*              46.95    55.50   30.70       1,314.6    1,363.0      571.8     144.7       65.5
Sonic Corp. (SONC)                    28.06    28.75   16.53       1,119.6    1,222.5      365.3      97.9       41.6
AFC Enterprises (AFCE)                34.28    34.55   18.90       1,049.0    1,255.3      692.6     127.1       37.9
                      Average:                                  $  1,490.8  $ 1,543.3    $ 593.5   $ 101.7     $ 47.5
                       Median:                                  $  1,348.9  $ 1,400.7    $ 571.8   $ 108.9     $ 41.6

Market Capitalization ** $500M

Panera Bread (PNRA)                 $ 66.74  $ 69.70 $ 27.55    $    954.4      936.0    $ 201.1   $  32.6     $ 13.2
P.F. Chang's China Bistro (PFCB)      71.65    74.68   32.30         859.8      827.8      318.8      40.0       15.6
Ryan's Family Steak House (RYAN)      25.06    25.79   10.68         764.3      929.0      745.2     108.2       45.0
IHOP Corp. (IHP)                      32.98    35.20   19.91         682.7      736.4      324.4     100.4       40.3
Papa Johns International (PZZA)       29.98    30.28   22.80         626.6      714.3      971.2     118.0       47.2
Rare Hospitality Intl (RARE)          27.10    28.43   14.15         588.1      572.1      533.2      63.9       26.2
Landry's Restaurants (LNY)            26.50    28.50   10.75         587.0      753.1      762.9      85.5       29.4
Triarc Companies (TRY)                27.48    28.68   21.80         563.3      217.2      136.8      54.6        9.0
                      Average:                                  $    703.3  $   710.7    $ 499.2   $  75.4     $ 28.2
                       Median:                                  $    654.6  $   744.7    $ 428.8   $  94.7     $ 27.8

Market Capitalization ** $l00M

Lone Star Steakhouse (STAR)         $ 19.99  $ 21.01 $  8.51    $    485.8      402.8    $ 598.0   $  62.3     $ 13.3
California Pizza Kitchen (CPKI)       24.88    27.60   14.21         460.3      440.5      249.3      31.7       13.2
O'Charley's Inc. (CHUX)               23.67    24.30   13.90         447.4      538.1      444.9      55.8       17.6
Steak N Shake (SNS)                   14.26    15.39    7.19         397.9      408.3      452.5      54.6       22.2
BUCA Inc. (BUCA)                      18.02    26.53    9.98         293.7      281.8      175.6      19.9        6.8
Luby's Inc. (LUB)                      7.15    10.05    5.50         160.2      267.5      427.5      (8.0)     (28.0)
Champps Entertainment (CMPP)          13.20    13.80    5.99         159.7      173.1      141.6      10.9       11.3

                                       Price to Trailing Twelve Months:
                                         Sales    EBITDA    Net Income
                                         -----    ------    ----------
Market Capitalization ** $l.0B
Krispy Kreme Doughnuts (KKD)*             5.1      48.2        76.6
Cheesecake Factory (CAKE)*                3.4      26.7        46.9
Ruby Tuesday (RI)*                        2.0      15.0        30.1
Applebee's International (APPB)           1.8      11.4        20.5
CEC Entertainment (CEC)*                  2.3       9.1        20.1
Sonic Corp. (SONC)                        3.1      11.4        26.9
AFC Enterprises (AFCE)                    1.5       8.3        27.7
                      Average:            2.7      18.6        35.6
                       Median:            2.3      11.4        27.7

Market Capitalization ** $500M

Panera Bread (PNRA)                       4.7      29.3        72.3
P.F. Chang's China Bistro (PFCB)          2.7      21.5        55.1
Ryan's Family Steak House (RYAN)          1.0       7.1        17.0
IHOP Corp. (IHP)                          2.1       6.8        16.9
Papa Johns International (PZZA)           0.6       5.3        13.3
Rare Hospitality Intl (RARE)              1.1       9.2        22.4
Landry's Restaurants (LNY)                0.8       6.9        20.0
Triarc Companies (TRY)                    4.1      10.3        62.8
                      Average:            2.2      12.0        35.0
                       Median:            1.6       8.1        21.2

Market Capitalization ** $l00M

Lone Star Steakhouse (STAR)               0.8       7.8        36.5
California Pizza Kitchen (CPKI)           1.8      14.5        34.9
O'Charley's Inc. (CHUX)                   1.0       8.0        25.4
Steak N Shake (SNS)                       0.9       7.3        17.9
BUCA Inc. (BUCA)                          1.7      14.8        43.1
Luby's Inc. (LUB)                         0.4        nm          nm
Champps Entertainment (CMPP)              1.1      14.7        14.1

Public Comparable Analysis                                    Silver Diner, Inc.
--------------------------------------------------------------------------------
Sources: Yahoo Finance, Multex Investor

                                             Price       52-Week        Market     Enterprise   Trailing   Twelve Month(in Mil):
                                            4/22/01   High      Low   Cap.(Mill)  Value (Mill)    Sales    EBITDA     Net Income
                                            -------   ----      ---   ----------  ------------    -----    ------     ----------
Benihana National Corp. (BNHN)               21.25    23.21     9.82     156.6        159.9       170.8     19.0         8.0
Dave and Busters (DAB)*                      10.66    11.40     5.19     138.6        236.8       358.0     55.3         7.6
Checkers Drive-In Restaurant (CHKR)*         12.60    13.99     4.60     137.3        156.6       166.7     10.9         6.2
Frisch's Restaurants (FRS)                   21.99    22.00    12.50     107.5        145.6       209.8     23.8         8.0
Total Entertainment Restaurant (TENT)        11.75    12.40     2.19     101.9        110.9        71.0     10.2         3.3
                             Average:                                 $  253.9    $   276.8     $ 288.8    $28.9      $  7.5
                              Median:                                 $  159.9    $   252.1     $ 229.6    $21.9      $  8.0

Market Capitalization ** $25M
Famous Dave's of America (DAVE)*           $  7.85   $11.84  $  4.61  $   87.9         90.2     $  88.4    $10.7      $  8.5
Main Street & Main (MAIN)                     6.16     6.44     3.08      86.8        127.6       211.8     12.7        (0.1)
Chicago Pizza & Brewery (CHGO)                7.28     7.95     2.00      85.9         80.5        64.7      8.0         3.2
Rubio's Restaurants (RUBO)                    8.15     8.25     2.75      73.2         68.2       112.9     (5.4)       (6.5)
Friendly Ice Cream Corp. (FRN)                8.61     8.94     1.70      63.3        280.8       561.9     59.8         3.1
Smith & Wollensky (SWRG)                      5.36     8.62     2.75      50.1         45.2        70.6      0.9        (4.1)
Worldwide Restaurant Concepts (SZ)            2.30     2.49     0.87      62.6         67.5       262.7     17.9         3.3
Morton's Restaurant Group (MRG)              13.00    28.00     6.60      54.4        154.2       237.1     16.9         1.0
Garden Fresh Restaurant Corp. (LTUS)         10.55    10.68     5.20      60.0        113.3       203.0     20.2         1.1
Schlotzsky's (BUNZ)                           5.45     9.00     3.67      39.7         20.3        61.9     10.3         2.5
Max & Ermas Restaurants (MAXE)               14.69    15.06     8.75      34.1         71.3       142.6     11.2         2.6
Back Yard Burgers Inc. (BYBI)                 8.28     9.48     1.15      38.3         42.4        31.1      3.5         1.0
Elxsi Corp. (ELXS)*                           9.45    11.50     5.70      38.1         57.1       105.8      7.7         8.7
Quality Dining (QDIN)                         3.89     3.95     1.80      44.7        150.5       239.0      7.8       (14.7)
Piccadilly Cafeterias (PIC)                   3.60     4.00     1.01      37.8         75.6       398.9     (5.0)      (28.8)
Nathan's Famous (NATH)                        3.97     4.09     3.00      27.9         20.0        44.2      5.9         1.7
Meritage Hospitality Group (MHG)              5.05     5.40     2.03      26.9         49.8        40.6      3.6         0.8
                             Average:                                 $   53.6    $    89.1     $ 169.2    $11.0      $ (1.0)
                              Median:                                 $   50.1    $    71.3     $ 112.9    $ 8.0      $  1.1


                                           Price to Trailing Twelve Months:
                                            Sales    EBITDA    Net Income
                                            -----    ------    ----------
Benihana National Corp. (BNHN)                 0.9       nm            nm
Dave and Busters (DAB)*                        0.4      2.5          18.3
Checkers Drive-In Restaurant (CHKR)*           0.8     12.6          22.3
Frisch's Restaurants (FRS)                     0.5      4.5          13.5
Total Entertainment Restaurant (TENT)          1.4     10.0          30.6
                             Average:          1.0      9.7          25.7
                              Median:          0.9      9.0          23.9

Market Capitalization ** $25M
Famous Dave's of America (DAVE)*               1.0      8.2          10.3
Main Street & Main (MAIN)                      0.4      6.8            nm
Chicago Pizza & Brewery (CHGO)                 1.3     10.7          27.0
Rubio's Restaurants (RUBO)                     0.6       nm            nm
Friendly Ice Cream Corp. (FRN)                 0.1      1.1          20.3
Smith & Wollensky (SWRG)                       0.7       nm            nm
Worldwide Restaurant Concepts (SZ)             0.2      3.5          18.8
Morton's Restaurant Group (MRG)                0.2      3.2          55.0
Garden Fresh Restaurant Corp. (LTUS)           0.3      3.0          54.6
Schlotzsky's (BUNZ)                            0.6      3.9          15.9
Max & Ermas Restaurants (MAXE)                 0.2      3.0          13.2
Back Yard Burgers Inc. (BYBI)                  1.2     10.9          37.1
Elxsi Corp. (ELXS)*                            0.4      4.9           4.4
Quality Dining (QDIN)                          0.2      5.7            nm
Piccadilly Cafeterias (PIC)                    0.1       nm            nm
Nathan's Famous (NATH)                         0.6      4.7          16.8
Meritage Hospitality Group (MHG)               0.7      7.4          34.5
                             Average:          0.5      5.5          25.7
                              Median:          0.4      4.8          19.6

Public Comparable Analysis                                    Silver Diner, Inc.
--------------------------------------------------------------------------------
Sources: Yahoo Finance, Multex Investor

------------------------------------------------------------------------------------------------------------------------------------
                                      Price   52-Week      Market Enterprise Trailing Twelve Month(in Mil):Price to Trailing Twelve
                                    4/22/01 High     Low    Cap.    Value    Sales    EBITDA  Net Income          Months:
                                    ------- ----     ---    ----    -----    -----    ------  ----------          ------
                                                           (Mil)    (Mil)                                   Sales EBITDA Net Income
                                                           -----    -----                                   ----- ------ ----------
Market Capitalization * $25M
------------------------------------------------------------------------------------------------------------------------------------
J Alexander's Corp. (JAX)*           $ 3.63 $ 3.70 $ 1.70 $ 24.6   $ 45.9     $ 93.8   $ 6.5    $   0.4     $ 0.3  $ 3.8    $  57.1
Ark Restaurants Corp. (ARKR)           7.10  10.37   5.90   22.6     46.4      122.0    (1.7)      (6.1)      0.2     nm         nm
Furr's Restaurant Group (FRG)          2.17   3.35   2.00   21.2     60.2      184.9    16.3        2.9       0.1    1.3        7.4
Diedrich Coffee (DDRX)*                3.40   6.38   2.10   17.5     19.7       63.3     2.2       (1.8)      0.3    8.0         nm
Mexican Restaurants Inc. (CASA)        4.60   4.75   2.00   16.2     22.4       63.2     3.7        0.8       0.3    4.4       19.0
Fresh Choice (SALD)                    2.70   3.29   1.82   16.0     14.3       75.2     4.8        1.1       0.2    3.3       14.2
Creative Host Services (CHST)          1.87   2.00   0.55   14.8     16.2       30.7     3.0        0.6       0.5    4.9         nm
Pizza Inn (PZZI)*                      1.43   2.26   1.03   14.4     31.9       63.8     5.8        2.3       0.2    2.5        6.2
Flanigan's Enterprises (BDL)           6.72   6.83   4.20   13.4     14.1       27.2     2.7        1.5       0.5    5.0        8.7
Good Times Restaurants (GTIM)          4.96   5.00   1.50   11.1     12.6       17.0     1.5       (0.0)      0.7    7.5         nm
Grill Concepts (GRIL)                  1.95   3.60   1.10   10.8     10.7       45.4     2.0        0.4       0.2    5.4       25.2
Elmer's Restaurants (ELMS)             5.05   5.50   4.31   10.4     14.2       33.7     2.8        1.0       0.3    3.7       10.4
Eateries (EATS)                        2.90   4.04   1.57    8.7     17.6       99.5     4.1       (0.7)      0.1    2.1         nm
Star Buffet (STRZ)                     2.80   3.62   2.21    8.3     19.9       85.9     6.1        1.0       0.1    1.3        8.4
Briazz (BRZZ)                          1.40   9.04   0.68    8.2      3.2       32.0    (4.5)     (11.1)      0.3     nm         nm
Morgan's Foods (MR)                    2.90   3.23   0.65    8.0     52.7       81.5     9.2        0.2       0.1    0.9       33.1
Tumbleweed (TWED)                      1.00   2.99   0.82    5.8     18.5       59.5    (l.1)      (3.4)      0.1     nm         nm
Family Steak Houses of FL (RYFL)       0.90   1.58   0.76    2.9     23.3       42.3     3.1       (1.3)      0.1    1.0         nm
Roadhouse Grill (GRLL)                 0.28   2.00   0.11    2.7     42.2      164.5    (l.3)     (14.9)      0.0     nm         nm
Big Buck Brewery & Steakhouse (BBUC)   0.19   1.40   0.14    1.2     17.3       17.5     1.3       (2.2)      0.1    0.9         nm
ICH Corp. (JH)                         0.18   5.00   0.17    0.5    110.2      189.8    17.7       (0.4)      0.0    0.0         nm
------------------------------------------------------------------------------------------------------------------------------------
                Average:                                  $ 11.4   $ 29.2     $ 75.8   $ 4.0    $  (1.4)      0.2    3.3       19.0
                 Median:                                  $ 10.8   $ 19.7     $ 63.3   $ 3.0    $   0.2       0.2    3.3       12.3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Silver Diner, Inc. (SLVR.OB)         $ 0.28 $ 0.59 $ 0.15 $  3.3   $  3.9     $ 32.1   $ 0.4    $  (1.2)      0.1    8.5         nm
------------------------------------------------------------------------------------------------------------------------------------

* denotes less than

      * Enterprise value derived from previous quarter's balance sheet data.

Public Comparable Analysis                                    Silver Diner, Inc.
--------------------------------------------------------------------------------
Sources: Yahoo Finance, Multex Investor

                                       Enterprise Value to Trailing Twelve Months: Price/ Rev. 5-Year
                                                  Sales      EBITDA   Net Income    Book    Growth
                                                  -----      ------   ----------    ----    ------
Market Capitalization **$1.0B
Krispy Kreme Doughnuts(KKD)*                         5.1      47.5         75.6     11.5     20.5%
Cheesecake Factory(CAKE)*                            3.4      26.4         46.4      6.6     27.5%
Ruby Tuesday(RI)*                                    2.0      15.1         30.3      4.9      5.0%
Applebee's International(APPB)                       1.9      11.8         21.3      4.1     12.5%
CEC Entertainment(CEC)*                              2.4       9.4         20.8      3.5     13.9%
Sonic Corp.(SONC)                                    3.3      12.5         29.4      5.3     17.0%
AFC Enterprises(AFCE)                                1.8       9.9         33.1      4.7      7.2%
                              Average:               2.8      18.9         36.7      5.8     14.8%
                               Median:               2.4      12.5         30.3      4.9     13.9%


Market Capitalization **$500M

Panera Bread(PNRA)                                   4.7      28.7         70.9      7.9     -3.2%
P.F. Chang's China Bistro(PFCB)                      2.6      20.7         53.1      6.3     76.8%
Ryan's Family Steak House(RYAN)                      1.2       8.6         20.6      2.4      5.7%
IHOP Corp.(IHP)                                      2.3       7.3         18.3      2.2     11.3%
Papa Johns International(PZZA)                       0.7       6.1         15.1      3.4     22.0%
Rare Hospitality Intl(RARE)                          1.1       9.0         21.8      2.3     19.8%
Lady's Restaurants(LNY)                              1.0       8.8         25.6      1.5     25.9%
Triarc Companies(TRY)                                1.6       4.0         24.2      1.7    -31.8%
                              Average:               1.9      11.6         31.2      3.5     15.8%
                               Median:               1.4       8.7         23.0      2.3     15.6%


Market Capitalization **$100M

Lone Star Steakhouse(STAR)                           0.7       6.5         30.3      1.1      4.0%
California Pizza Kitchen(CPKI)                       1.8      13.9         33.4      4.0     11.7%
O'Charley's Inc.(CHUX)                               1.2       9.6         30.6      2.1     22.0%
Steak N Shake(SNS)                                   0.9       7.5         18.4      2.4     14.3%
BUCA Inc.(BUCA)                                      1.6      14.2         41.3      2.0     73.1%
Luby's Inc.(LUB)                                     0.6        nm           nm      1.0      0.8%
Champps Entertainment(CMPP)                          1.2      15.9         15.3      3.4     -6.2%

                                                                    % Owned by    TTM       TTM
                                                   EPS 5-Year  TTM  Insiders and EBITDA  Net Profit
                                                     Growth    ROE   5%+Holders  Margin    Margin
                                                     ------    ---  -----------  ------    ------
Market Capitalization **$1.0B
Krispy Kreme Doughnuts(KKD)*                         114.7%   17.0%   29.0%      10.6%     6.7%
Cheesecake Factory(CAKE)*                             37.9%   15.5%   22.0%      12.8%     7.3%
Ruby Tuesday(RI)*                                     27.0%   18.3%   16.0%      13.3%     6.6%
Applebee's International(APPB)                        16.6%   22.9%   33.0%      15.9%     8.8%
CEC Entertainment(CEC)*                               36.9%   19.7%    2.0%      25.3%    11.5%
Sonic Corp.(SONC)                                     30.4%   21.4%   53.0%      26.8%    11.4%
AFC Enterprises(AFCE)                                 37.2%   19.9%   63.0%      18.4%     5.5%
                              Average:                43.0%   19.2%   31.1%      17.6%     8.3%
                               Median:                36.9%   19.7%   29.0%      15.9%     7.3%


Market Capitalization **$500M

Panera Bread(PNRA)                                    56.5%   12.4%   14.0%      16.2%     6.6%
P.F. Chang's China Bistro(PFCB)                          nm   13.1%    5.0%      12.5%     4.9%
Ryan's Family Steak House(RYAN)                       20.9%   15.1%    6.0%      14.5%     6.0%
IHOP Corp.(IHP)                                       14.7%   14.2%   39.0%      30.9%    12.4%
Papa Johns International(PZZA)                        26.2%   26.1%   59.0%      12.1%     4.9%
Rare Hospitality Intl(RARE)                           31.4%   11.3%   10.0%      12.0%     4.9%
Lady's Restaurants(LNY)                               80.7%    7.1%   22.0%      11.2%     3.9%
Triarc Companies(TRY)                                    nm    2.9%   34.0%      39.9%     6.6%
                              Average:                38.4%   12.8%   23.6%      18.7%     6.3%
                               Median:                28.8%   12.8%   18.0%      13.5%     5.5%


Market Capitalization **$100M

Lone Star Steakhouse(STAR)                           -18.9%    3.0%   26.0%      10.4%     2.2%
California Pizza Kitchen(CPKI)                           mn   12.6%   35.0%      12.7%     5.3%
O'Charley's Inc.(CHUX)                                 9.0%    9.3%    4.0%      12.5%     4.0%
Steak N Shake(SNS)                                     9.2%   13.7%   17.0%      12.1%     4.9%
BUCA Inc.(BUCA)                                          nm    5.1%   51.0%      11.3%     3.9%
Luby's Inc.(LUB)                                         nm  -16.1%    5.0%      -1.9%    -6.5%
Champps Entertainment(CMPP)                              nm   26.2%   33.0%       7.7%     8.0%

** means greater than

Public Comparable Analysis                                     Silver Diner,Inc.
--------------------------------------------------------------------------------
Sources: Yahoo Finance, Multex Investor

                                       Enterprise Value to Trailing Twelve Months: Price/ Rev. 5-Year
                                                  Sales      EBITDA   Net Income    Book    Growth
                                                  -----      ------   ----------    ----    ------
Benihana National Corp.(BNHN)                      0.9          nm         nm        2.3     14.9%
Dave and Busters(DAB)*                             0.7         4.3       31.2        0.8     44.6%
Checkers Drive-In Restaurant(CHKR)*                0.9        14.4       25.4        2.3      2.8%
Frisch's Restaurants(FRS)                          0.7         6.1       18.2        1.8      2.6%
Total Entertainment Restaurant(TENT)               1.6        10.9       33.3        4.2     44.8%
                             Average:              1.1        10.3       27.7        2.3     19.1%
                              Median:              0.9        10.3       30.4        2.2     13.0%

Market Capitalization ** $25M
Famous Dave's of America(DAVE)*                    1.0         8.4       10.6        1.9     79.1%
Main Street & Main(MAIN)                           0.6        10.0         nm        2.2     11.6%
Chicago Pizza & Brewery(CHGO)                      1.2        10.1       25.3        3.0     26.6%
Rubio's Restaurauts(RUBO)                          0.6          nm         nm        2.0     42.1%
Friendly Ice Cream Corp.(FRN)                      0.5         4.7       90.0         nm     -2.9%
Smith & Wollensky(SWRG)                            0.6          nm         mn        0.9     23.1%
Worldwide Restaurant Concepts(SZ)                  0.3         3.8       20.3        1.1    -10.9%
Morton's Restaurant Group(MRG)                     0.7         9.1         nm         nm      7.5%
Garden Fresh Restaurant Corp.(LTUS)                0.6         5.6      103.0        0.8     22.7%
Schlotzsky's(BUNZ)                                 0.3         2.0        8.1        0.5     24.5%
Max & Ermas Restaurant(MAXE)                       0.5         6.4       27.6        3.9     12.1%
Back Yard Burgers Inc.(BYBI)                       1.4        12.1       41.1        3.6      5.2%
Elxsi Corp.(ELXS)*                                 0.5         7.4        6.6        0.5      6.8%
Quality Dining(QDIN)                               0.6        19.2         nm        2.1     -0.9%
Piccadilly Cafeterias(PIC)                         0.2          nm         nm        0.9      7.1%
Nathan's Famous(NATH)                              0.5         3.4       12.1        0.8     12.3%
Meritage Hospital Group(MHG)                       1.2        13.8       64.0        4.2     78.8%
                             Average:              0.7         8.3       37.2        1.9     20.3%
                              Median:              0.6         7.9       25.3        1.9     12.1%

                                                                        % Owned by     TTM      TTM
                                                    EPS 5-Year    TTM   Insiders and  EBITDA Net Profit
                                                      Growth      ROE    5%+Holders   Margin   Margin
                                                      ------      ---    ----------   ------   ------
Benihana National Corp.(BNHN)                          14.6%     14.2%      77.0%       11.1%      4.7%
Dave and Busters(DAB)*                                 22.9%      4.6%      38.0%       15.4%      2.1%
Checkers Drive-In Restaurant(CHKR)*                      nm       8.0%      32.0%        6.5%      3.7%
Frisch's Restaurants(FRS)                              31.6%     14.1%      53.0%       11.3%      3.8%
Total Entertainment Restaurant(TENT)                   37.6%     14.9%      54.0%       14.4%      4.7%
                             Average:                  15.1%      9.1%      35.4%       10.3%      3.4%
                              Median:                  14.6%     11.0%      34.0%       11.3%      3.9%

Market Capitalization ** $25M
Famous Dave's of America(DAVE)*                          nm      22.8%      26.0%       12.1%      9.6%
Main Street & Main(MAIN)                                 nm      -0.3%      56.0%        6.0%     -0.1%
Chicago Pizza & Brewery(CHGO)                            nm      15.1%      31.0%       12.4%      4.9%
Rubio's Restaurauts(RUBO)                                nm      15.6%      50.0%       -4.8%     -5.7%
Friendly Ice Cream Corp.(FRN)                            nm        nm       46.0%       10.6%      0.6%
Smith & Wollensky(SWRG)                                  nm     -11.8%      28.0%        1.2%     -5.8%
Worldwide Restaurant Concepts(SZ)                      48.4%      6.0%      19.0%        6.8%      1.3%
Morton's Restaurant Group(MRG)                         68.9%       nm       78.0%        7.1%      0.4%
Garden Fresh Restaurant Corp.(LTUS)                   -10.4%      1.5%      56.0%       10.0%      0.5%
Schlotzsky's(BUNZ)                                    -10.1%      3.4%      41.0%       16.6%      4.0%
Max & Ermas Restaurant(MAXE)                          -13.0%     29.0%      48.0%        7.9%      1.8%
Back Yard Burgers Inc.(BYBI)                            6.1%     10.4%      25.0%       11.3%      3.3%
Elxsi Corp.(ELXS)*                                     25.2%     12.0%      85.0%        7.3%      8.2%
Quality Dining(QDIN)                                     nm     -45.4%      43.0%        3.3%     -6.2%
Piccadilly Cafeterias(PIC)                               nm     -56.0%       0.0%       -1.3%     -7.2%
Nathan's Famous(NATH)                                   7.9%      4.6%      54.0%       13.3%      3.8%
Meritage Hospital Group(MHG)                            1.8%     12.7%      47.0%        8.9%      1.9%
                             Average:                  16.7%      1.3%      43.1%        7.6%      0.9%
                              Median:                   7.9%      6.0%      46.0%        7.9%      1.3%

** denotes greater than

Public Comparable Analysis                                    Silver Diner, Inc.
--------------------------------------------------------------------------------
Sources: Yahoo Finance, Multex Investor

                                                                                                                  % Owned by   TTM
                                Enterprise Value to Trailing Twelve Months: Price/ Rev. 5-Year EPS 5-Year   TTM  insiders and EBITDA
                                     Sales       EBITDA     Net Income       Book    Growth      Growth     ROE   5%+Holders  Margin
                                     -----       ------     ----------       ----    ------      ------     ---   ----------  ------
Market Capitalization ** $25M
J Alexander's Corp.(JAX)*             0.5         7.1          nm             0.6       0.1%     -49.9%     1.1%    37.0%      6.9%
Ark Restaurants Corp.(ARKR)           0.4          nm          nm             1.2      10.6%        nm    -27.3%    40.0%     -1.4%
Furr's Restaurant Group (FRG)         0.3         3.7        21.0            15.5      -1.3%     -19.1%   202.5%    89.0%      8.8%
Diedrich Coffee (DDRX)*               0.3         8.9          nm             1.0      29.5%        nm    -11.4%    30.0%      3.5%
Mexican Restaurants Inc.(CASA)        0.4         6.1        26.4             1.0      27.9%     -14.8%     5.5%    43.0%      5.8%
Fresh Choice (SALD)                   0.2         3.0        12.8             0.9      -0.4%      34.0%     6.3%    27.0%      6.4%
Creative Host Services (CHST)         0.5         5.4          nm             0.9      63.0%        nm      3.7%    27.0%      9.8%
Pizza Inn (PZZI)*                     0.5         5.6        13.7            11.0      -1.7%      -3.8%   257.3%    56.0%      9.0%
Flanigan's Enterprises (BDL)          0.5         5.2         9.2             1.4       5.8%      14.8%    17.7%    55.0%      9.9%
Good Times Restaurants (GTIM)         0.7         8.5          nm             2.9       5.4%        nm     -0.2%    47.0%      8.7%
Grill Concepts (GRIL)                 0.2         5.3        24.9             1.9      17.7%        nm     10.3%    71.0%      4.4%
Elmer's Restaurants (ELMS)            0.4         5.0        14.2             1.3     133.1%        nm     13.3%    74.0%      8.3%
Eateries (EATS)                       0.2         4.3          nm             1.2      12.0%        nm     -9.0%    30.0%      4.2%
Star Buffet (STRZ)                    0.2         3.2        20.2             0.4      20.7%     139.7%     4.5%    76.0%      7.1%
Briazz (BRZZ)                         0.1          nm          nm             0.4     135.5%        nm       nm     28.0%    -14.0%
Morgan's Foods (MR)                   0.6         5.7          nm            36.3      13.0%        nm       nm     49.0%     11.3%
Tumbleweed (TWED)                     0.3          nm          nm             0.4      23.6%       2.5%     0.5%    67.0%     -1.8%
Family Steak Houses of FL (RYFL)      0.6         7.6          nm             0.3      -0.9%        nm    -16.1%    38.0%      7.3%
Roadhouse Grill (GRLL)                0.3          nm          nm             0.1      21.9%        nm     46.2%    75.0%     -0.8%
Big Buck Brewery & Steakhouse (BBUC)  1.0        13.3          nm             0.2      44.0%        nm    -36.6%    65.0%      7.4%
ICH Corp. (IH)                        0.6         6.2          nm             0.1       7.2%        nm     -5.1%    50.0%      9.3%
                        Average:      0.4         6.1        17.8             3.8      27.0%      12.9%    24.4%    51.1%      5.2%
                         Median:      0.4         5.6        17.2             1.0      13.0%      -0.6%     3.7%    49.0%      7.1%

Silver Diner, Inc. (SLVR.OB)          0.1        10.1          nm             0.3      18.8%        nm    -15.4%    46.0%      1.2%

                                         TTM
                                      Net Profit
                                        Margin
                                        ------
Market Capitalization ** $25M
J Alexander's Corp.(JAX)*               0.5%
Ark Restaurants Corp.(ARKR)            -5.0%
Furr's Restaurant Group (FRG)           1.6%
Diedrich Coffee (DDRX)*                -2.9%
Mexican Restaurants Inc.(CASA)          1.3%
Fresh Choice (SALD)                     1.5%
Creative Host Services (CHST)           1.9%
Pizza Inn (PZZI)*                       3.7%
Flanigan's Enterprises (BDL)            5.7%
Good Times Restaurants (GTIM)           0.0%
Grill Concepts (GRIL)                   0.9%
Elmer's Restaurants (ELMS)              3.0%
Eateries (EATS)                        -0.7%
Star Buffet (STRZ)                      1.1%
Briazz (BRZZ)                         -34.7%
Morgan's Foods (MR)                     0.3%
Tumbleweed (TWED)                      -5.7%
Family Steak Houses of FL (RYFL)       -3.0%
Roadhouse Grill (GRLL)                 -9.1%
Big Buck Brewery & Steakhouse (BBUC)  -12.6%
ICH Corp. (IH)                         -0.2%
                        Average:       -2.5%
                         Median:        0.3%

Silver Diner, Inc. (SLVR.OB)           -3.8%

** denotes less than

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